STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	6
Beginning Date of Collection Period	01-Mar-04
End Date of Collection Period	31-Mar-04
Payment Date	20-Apr-04
Previous Payment Date	22-Mar-04

Group 1 Funds Disbursement
Collected Funds	47,725,432.41
Available Payment Amount	47,306,691.20
Principal Collections	40,303,738.04
Interest Collections (net of servicing fee)	7,002,953.16
Net of Principal Recoveries	7,002,953.16
Principal Recoveries	0.00
Servicing Fee	418,741.21
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	47,689,023.41
Interest Paid to Notes and Components	990,637.83
Principal Paid to Notes and Components	46,279,644.37
Transferor - pursuant to 5.01 (a) (xiv)	0.00
Servicing Fee	418,741.21

Group 1 Pool Balance
Beginning Pool Balance	1,004,978,900.84
Principal Collections (including repurchases)	40,303,738.04
Additional Principal Reduction Amount	122,170.04
Ending Pool Balance	964,552,992.76

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.86%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.15%
Net Yield	8.72%
Realized Losses	0.00
Cumulative Realized Losses	158,059.60
Cumulative Loss Percentage	0.01%
Delinquent Loans
One Payment Principal Balance of loans	25,302,456.33
One Payment Number of loans	229
Two Payments Principal Balance of loans	5,124,867.57
Two Payments Number of loans	46
Three+ Payments Principal Balance of loans	17,805,804.53
Three+ Payments Number of loans	158

Two+ Payments Delinquency Percentage	2.38%
Two+ Payments Rolling Average	1.93%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	8,898
Number of loans outstanding end of period	8,556
Number of REO as of the end of the Collection Period	3
Principal Balance of REO as of the end of the Collection Period	449,239.57

Group 1 Overcollateralization
Beginning OC Amount	156,220,007.00
OC Release Amount	0.00
Extra Principal Payment Amount	5,853,736.29
Ending OC Amount	162,073,743.29

Target OC Amount	162,287,972.30
Interim OC Amount	156,220,007.00
Interim OC Deficiency	6,067,965.30

Monthly Excess Cashflow	5,853,736.29
Principal Payment Amount	40,303,738.04
Principal Collections	40,303,738.04
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds	11,244,934.55
Available Payment Amount	11,145,840.92
Principal Collections	9,469,569.28
Interest Collections (net of servicing fee)	1,676,271.64
Net of Principal Recoveries	1,676,271.64
Principal Recoveries	0.00
Servicing Fee	99,093.63
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	11,244,934.55
Interest Paid to Notes and Components	238,484.09
Principal Paid to Notes and Components	10,907,356.83
Transferor - pursuant to 5.01 (a) (xiv)	0.00
Servicing Fee	99,093.63

Group 2 Pool Balance
Beginning Pool Balance	237,824,707.87
Principal Collections (including repurchases)	9,469,569.28
Additional Principal Reduction Amount	7,281.30
Ending Pool Balance	228,347,857.29

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.96%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.04%
Net Yield	8.92%
Realized Losses	7,281.30
Cumulative Realized Losses	51,618.54
Cumulative Loss Percentage	0.02%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	8,894,755.87
One Payment - Number of mortgage loans	67
Two Payments - Principal Balance of mortgage loans	2,117,725.00
Two Payments - Number of mortgage loans	16
Three+ Payments - Principal Balance of mortgage loans	2,874,773.54
Three+ Payments - Number of mortgage loans	28

Two+ Payments Delinquency Percentage	2.19%
Two+ Payments Rolling Average	1.51%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,678
Number of loans outstanding end of period	1,630
Number of REO as of the end of the Collection Period	0
Principal Balance of REO as of the end of the Collection Period	0.00

Group 2 Overcollateralization
Beginning OC Amount	37,791,449.97
OC Release Amount	0.00
Extra Principal Payment Amount	1,430,506.25
Ending OC Amount	39,221,956.22

Target OC Amount	39,285,123.64
Interim OC Amount	37,791,449.97
Interim OC Deficiency	1,493,673.67

Monthly Excess Cashflow	1,430,506.25
Principal Payment Amount	9,469,569.28
Principal Collections	9,469,569.28
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	277,396.43
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.09000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	1.38000%
Class A-1 Note Rate	1.38000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	1.69000%
Class M-1 Component Rate	1.69000%
Group 1 Available Funds Cap	8.42695%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	1.42000%
Class A-2 Note Rate	1.42000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	1.69000%
Class M-2 Component Rate	1.69000%
Group 2 Available Funds Cap	8.52958%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	44.455891
2. Principal Payment per $1,000	43.567646
3. Interest Payment per $1,000	0.888245

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	1.38000%
2. Days in Accrual Period	29

3. Class A-1 Interest Due	733,862.19
4. Class A-1 Interest Paid	733,862.19
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	660,145,895.10
2. Class A-1 Principal Due	35,995,283.81
3. Class A-1 Principal Paid	35,995,283.81
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	624,150,611.29

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	79.9021409%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	75.5453764%
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	64.7087942%

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	43.307988
2. Principal Payment per $1,000	42.418135
3. Interest Payment per $1,000	0.889853

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	1.42000%
2. Days in Accrual Period	29

3. Class A-2 Interest Due	177,967.86
4. Class A-2 Interest Paid	177,967.86
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	155,581,422.82
2. Class A-2 Principal Due	8,483,499.75
3. Class A-2 Principal Paid	8,483,499.75
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	147,097,923.07

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	77.7918783%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	73.5500648%
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	64.4183505%

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	44.655424
2. Principal Payment per $1,000	43.567646
3. Interest Payment per $1,000	1.087779

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	1.69000%
2. Days in Accrual Period	29

3. Class M-1 Interest Due	256,775.64
4. Class M-1 Interest Paid	256,775.64
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	188,612,998.74
2. Class M-1 Principal Due	10,284,360.56
3. Class M-1 Principal Paid	10,284,360.56
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	178,328,638.18

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	79.9021409%
b. EOP Component Principal Amount as a % of Original Component Principal Amount	75.5453764%
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	18.4882157%

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	43.477185
2. Principal Payment per $1,000	42.418135
3. Interest Payment per $1,000	1.059050

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	1.69000%
2. Days in Accrual Period	29

3. Class M-2 Interest Due	60,516.23
4. Class M-2 Interest Paid	60,516.23
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	44,451,835.08
2. Class M-2 Principal Due	2,423,857.08
3. Class M-2 Principal Paid	2,423,857.08
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	42,027,978.00

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	77.7918783%
b. EOP Component Principal Amount as a % of Original Component Principal Amount	73.5500648%
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	18.4052430%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on April 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of April, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Steve Smith
A Servicing Officer